UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 10, 2011

Masco Corporation
(Exact name of Registrant as Specified in Charter)

Delaware	1-5794	38-1794485

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21001 Van Born Road, Taylor, Michigan	48180

(Address of Principal Executive Offices)	(Zip Code)
(313) 274-7400
Registrant’s telephone number, including area code
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 10, 2011, the Board of Directors of Masco Corporation (the “Company”) elected John P. Lindow, 47, to serve as Vice President — Controller of the Company effective at the close of business on May 13, 2011, and designated Mr. Lindow as the Company’s principal accounting officer. Mr. Lindow was employed as a Group Controller of the Company from 2000 to 2006, and then served as Vice President Administration — Plumbing Products Platform until 2009, when he became the Vice President — Controller, Corporate Accounting.
     Effective at the close of business on May 13, 2011, William T. Anderson, 64, stepped down as Vice President — Controller and principal accounting officer of the Company. Mr. Anderson will continue on a part-time basis to help ensure a smooth transition as Mr. Lindow assumes the role of Controller and principal accounting officer.

Item 5.07	Submission of Matters to a Vote of Security Holders.
     The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 10, 2011 at its corporate offices in Taylor, Michigan. At the Annual Meeting, Company stockholders voted on four proposals. A brief description of the proposals and the final results of voting on each proposal are set forth below.
Proposal 1 — The re-election of three Class II Directors to serve until the Annual Meeting in 2014. Votes were cast as follows:

				Broker
	Votes For	Votes Against	Abstentions	Non-Votes
Verne G. Istock	254,785,901	44,554,404	366,270	19,745,888
J. Michael Losh	242,471,693	56,839,628	395,254	19,745,888
Timothy Wadhams	292,808,815	6,653,844	243,916	19,745,888
Proposal 2 — A non-binding advisory vote to approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related material disclosed in the Proxy Statement. Votes were cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

133,699,389	165,508,115	499,071	19,745,888

Proposal 3 — A non-binding advisory vote to recommend the frequency of future stockholder advisory votes on the Company’s executive compensation. Votes were cast as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes

268,798,018	634,131	29,950,043	324,383	19,745,888
     Proposal 4 - The ratification of the selection of PricewaterhouseCoopers LLP to act as independent auditors for the Company for 2011. Votes were cast as follows:

Votes For	Votes Against	Abstentions

310,940,630	8,400,653	111,180

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASCO CORPORATION
By:	/s/ John G. Sznewajs
	Name:	John G. Sznewajs
	Title:	Vice President, Treasurer and Chief Financial Officer

May 16, 2011

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